SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934




Date of Report
(Date of earliest event reported):  November 3, 1998
                                   -----------------


                            SEMPRA ENERGY
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       (Exact name of registrant as specified in its charter)


CALIFORNIA                      1-14201                    33-0732627
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(State of incorporation      (Commission             (I.R.S. Employer
or organization)             File Number)          Identification No.


101 ASH STREET, SAN DIEGO, CALIFORNIA                           92101
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(Address of principal executive offices)                   (Zip Code)


                                                       (619) 696-2000
Registrant's telephone number, including area code-------------------


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   (Former name or former address, if changed since last report.)

                              Form 8-K

Item 5. Other Events.

Voter Initiative
----------------
On November 3, 1998, California voters defeated the Voter Initiative (also known as Proposition 9) that would have amended state law related to AB 1890 so as to, among other things, prohibit recovery by the state's investor-owned electric utilities of their investments in nuclear generating plants. The vote was approximately 27% in favor of the Initiative and 73% opposed.

1999 Annual Meeting of Shareholders
-----------------------------------
Sempra Energy's 1999 Annual Meeting of Shareholders is scheduled to be held on May 4, 1999. Proposals of shareholders that are intended to be included in Sempra Energy's proxy materials for the Annual Meeting under the Securities and Exchange Commission's Shareholder Proposal Rule should be addressed to the Secretary of Sempra Energy (101 Ash St., San Diego, CA. 92101-3017) and received on or before November 30, l998.

Item 7.  Financial Statements and Exhibits.

None



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                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SEMPRA ENERGY
                                           (Registrant)


Date: November 4, 1998              By: /s/ F.H. Ault
                                       ---------------------------
                                        F.H. AULT
                                        Vice President and Controller